                                                                  EXHIBIT 10.32

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

        This Intellectual Property Security Agreement is made as of March 17, 1994, by and between SYNON CORPORATION, a Delaware corporation ("Grantor"), and SILICON VALLEY BANK, a California banking corporation ("Grantee").

                                    RECITALS

        A. Grantee has agreed to lend to Grantor certain funds (the "Loan"), and Grantor desires to borrow such funds from Grantee. The Loan will be evidenced by one or more promissory notes of even date herewith (a "Note" or, collectively, the "Notes") and will be secured in part pursuant to the terms of a Loan and Security Agreement of even date herewith (the "Loan Agreement").

        B. In order to induce Grantee to make the Loan, Grantor has agreed to assign certain intangible property to Grantee for purposes of securing the obligations of Grantor to Grantee.

        NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

        1. Grant of Security Interest. As collateral security for the prompt and complete payment and performance of all of Grantor's present or future indebtedness, obligations and liabilities to Grantee, Grantor hereby grants a security interest to Grantee in and to Grantor's entire right, title and interest in, to and under the following (all of which shall collectively be called the "Collateral")":

                (a) Any and all copyright rights, copyright applications, copyright registrations and like protections in each work or authorship and derivative work thereof, whether published or unpublished and whether or not the same also constitutes a trade secret, now or hereafter existing, created, acquired or held, including without limitation those set forth on Exhibit A attached hereto (collectively, the "Copyrights");

                (b) Any and all trade secrets, and any and all intellectual property rights in computer software and computer software products now or hereafter existing, created, acquired or held;

                (c) Any and all design rights which may be available to Grantor now or hereafter existing, created, acquired or held;

                (d) All patents, patent applications and like protections including without limitation improvements, divisions, continuations, renewals, reissues, extensions and continuations-in-part of the same, including without limitation the patents and patent applications set forth on Exhibit B attached hereto (collectively, the "Patents");

                (e) Any trademark and servicemark rights, whether registered or not, applications to register and registrations of the same and like protections, and the entire goodwill of the business of Grantor connected with and symbolized by such trademarks, including without limitation those set forth on Exhibit C attached hereto (collectively, the "Trademarks");

                (f) Any and all claims for damages by way of past, present and future infringement of any of the rights included above, with the right, but not the obligation, to sue for and collect such damages for said use or infringement of the intellectual property rights identified above;

                (g) All licenses or other rights to use any of the Copyrights, Patents or Trademarks, and all license fees and royalties arising from such use to the extent permitted by such license or rights; and

                (h) All amendments, renewals and extensions of any of the Copyrights, Trademarks or Patents; and

                (i) All proceeds and products of the foregoing, including without limitation all payments under insurance or any indemnity or warranty payable in respect of any of the foregoing.

        Notwithstanding the foregoing, Grantor shall not be deemed to have granted a security interest in any rights under any license which by its terms prohibits the grant of a security interest.

        2. Authorization and Request. Grantor authorizes and requests that the Register of Copyrights and the Commissioner of Patents and Trademarks record this security agreement.

        3. Covenants and Warranties. Grantor represents, warrants, covenants and agrees as follows:

                (a) Grantor is now the sole owner of the Collateral, except for non-exclusive licenses granted by Grantor to its customers in the ordinary course of business and security interests in certain items of Collateral granted to former owners of such Collateral;

                (b) Assuming notice is given to the sellers under certain Asset Purchase Agreements pursuant to which certain items of Collateral were acquired, performance of this Security Agreement does not conflict with or result in a breach of any agreement to which Grantor is party or by which Grantor is bound, except to the extent that certain intellectual property agreements prohibit the assignment of the rights thereunder to a third party without the licensor's or other party's consent and this Security Agreement constitutes an assignment;

                (c) During the term of this Security Agreement, Grantor will not transfer or otherwise encumber any interest in the Collateral, except for non-exclusive licenses granted by Grantor in the ordinary course of business or as set forth in this Security Agreement;

                (d) To its knowledge, each of the Patents is valid and enforceable, and no part of the Collateral has been judged invalid or unenforceable, in whole or in part, and no claim has been made that any part of the Collateral violates the rights of any third party;

                (e) Grantor shall promptly advise Grantee of any material change in the composition of the Collateral, including but not limited to any subsequent ownership right of the Grantor in or to any Trademark, Patent or Copyright not specified in this Security Agreement;

                (f) Grantor shall (i) protect, defend and maintain the validity and enforceability of the Trademarks, Patents and Copyrights, (ii) use its best efforts to detect infringements of the Trademarks, Patents and Copyrights and promptly advise Grantee in writing of material infringements detected and (iii) not allow any Trademarks, Patents or Copyrights to be abandoned, forfeited or dedicated to the public without the written consent of Grantee, which shall not be unreasonably withheld, unless Grantor determines that reasonable business practices suggest that abandonment is appropriate.

                (g) Grantor shall register the most recent versions of any of Grantor's Copyrights in accordance with the provisions of Section 6.10 of the Loan Agreement, and shall, from time to time, execute and file such other instruments, and take such further actions as Grantee may reasonably request from time to time to perfect or continue the perfection of Grantee's interest in the Collateral;

                (h) Except with respect to those items of Collateral in which the party from which Grantor acquired such item of Collateral retains a security interest to secure a portion of the acquisition price, this Security Agreement creates, and in the case of after acquired Collateral, this Security Agreement will create at the time Grantor first has rights in such after acquired Collateral, in favor of Grantee a valid first priority security interest in the Collateral in the United States securing the payment and performance of the obligations evidenced by the Note upon making the filings referred to in clause (i) below;

                (i) To its knowledge, except for, and upon, the filing with the United States Patent and Trademark office with respect to the Patents and Trademarks and the Register of Copyright with respect to the Copyrights necessary to perfect the security interests and assignment created hereunder, and except as has been already made or obtained, no authorization, approval or other action by, and no notice to or filing with, any U.S. governmental authority or U.S. regulatory body is required either (i) for the grant by Grantor of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by Grantor in the U.S. or (ii) for the perfection in the United States or the exercise by Grantee of its rights and remedies hereunder, provided that Grantor makes no representation with respect to unregistered copyrights.

                (j) To the best of Grantor's knowledge, all information heretofore, herein or hereafter supplied to Grantee by or on behalf of Grantor with respect to the Collateral is accurate and complete in all material respects.

                (k) Grantor shall not enter into any agreement that would materially impair or conflict with Grantor's obligations hereunder without Grantee's prior written consent, which consent shall not be unreasonably withheld. Without Grantee's prior written consent, which shall not be unreasonably withheld, Grantor shall not permit the inclusion in any material contract to which it become a party of any provisions that could or might in any way prevent the creation of a security interest in Grantor's rights and interests in any property included within the definition of the Collateral acquired under such contracts.

                (l) Upon any executive officer of Grantor obtaining actual knowledge thereof, Grantor will promptly notify Grantee in writing of any event that materially adversely affects the value of any Collateral, the ability of Grantor to dispose of any Collateral or the rights and remedies of Grantee in relation thereto, including the levy of any legal process against any of the Collateral.

        4. Grantee's Rights. Grantee shall have the right, but not the obligation, to take, at Grantor's sole expense, any actions that Grantor is required under this Security Agreement to take but which Grantor fails to take, after fifteen (15) days' notice to Grantor. Grantor shall reimburse and indemnify Grantee for all reasonable costs and reasonable expenses incurred in the reasonable exercise of its rights under this section 4.

        5. Inspection Rights. Grantor hereby grants to Grantee and its employees, representatives and agents the right to visit, during reasonable hours upon prior reasonable written notice to Grantor, and of Grantor's plants and facilities that manufacture, install or store products (or that have done so during the prior six-month period) that are sold utilizing any of the Collateral, and to inspect the products and quality control records relating thereto upon reasonable written notice to Grantor and as often as may be reasonably requested.

        6.      Further Assurances; Attorney in Fact.

                (a) On a continuing basis in accordance with the provisions of Section 6.10 of the Loan Agreement, Grantor will, subject to any prior licenses, encumbrances and restrictions and prospective licenses, make, execute, acknowledge and deliver, and file and record in the proper filing and recording places in the United States, all such instruments, including appropriate financing and continuation statements and collateral agreements and filings with the United States Patent and Trademark Office and the Register of Copyrights, and take all such action as may reasonably be deemed necessary or advisable, or as requested by Grantee, to perfect Grantee's security interest in all Copyrights, Patents and Trademarks and otherwise to carry out the intent and purposes of this Security Agreement or for assuring and confirming to Grantee the grant or perfection of a security interest in all Collateral.

                (b) Grantor hereby irrevocably appoints Grantee as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, from time to time in Grantee's discretion, to take any action and to execute any instrument which Grantee may deem necessary or advisable to accomplish the purposes of this Security Agreement, including:

                        (i)     To modify, in its sole discretion, this
Security Agreement without first obtaining Grantor's approval of or signature to such modification by amending Exhibit A, Exhibit B and Exhibit C, thereof, as appropriate, to include reference to any right, title or interest in any Copyrights, Patents or Trademarks acquired by Grantor after the execution hereof or to delete any reference to any right, title or interest in any Copyrights, Patents or Trademarks in which Grantor no longer has or claims any right, title or interest; and

                        (ii) To file, in its sole discretion, one or more financing or continuation statements and amendments thereto, relative to any of the Collateral without the signature of Grantor where permitted by law.

        7. Events of Default. The occurrence of any of the following shall constitute an Event of Default under this Security Agreement:

                (a) An Event of Default occurs under the Loan Agreement or any Note; or

                (b) Grantor breaches any warranty or agreement made by Grantor in this Security Agreement and, as to any breach that is capable of cure, Grantor fails to cure such breach within fifteen (15) days of the occurrence of such breach.

        8. Remedies. Upon the occurrence and continuance of an Event of Default, Grantee shall have the right to exercise all the remedies of a secured party under the California Uniform Commercial Code, including without limitation the right to require Grantor to assemble the Collateral and any tangible property in which Grantee has a security interest and to make it available to Grantee at a place designated by Grantee. Grantee shall have a nonexclusive, royalty free license to use the Copyrights, Patents and Trademarks to the extent reasonably necessary to permit Grantee to exercise its rights and remedies upon the occurrence and during the continuation of an Event of Default. Grantor will pay any expenses (including reasonable attorneys' fees) incurred by Grantee in connection with the exercise of any of Grantee's rights hereunder, including without limitation any expense incurred in disposing of the Collateral. All of Grantee's rights and remedies with respect to the Collateral shall be cumulative.

        9. Indemnity. Grantor agrees to defend, indemnify and hold harmless Grantee and its officers, employees, and agents against: (a) all obligations, demands, claims, and liabilities claimed or asserted by any other party in connection with the transactions contemplated by this Security Agreement, and (b) all losses or expenses in any way suffered, incurred, or paid by Grantee as a result of or in any way arising out of, following or consequential to transactions between Grantee and Grantor, arising out of this Security Agreement (including without limitation reasonable attorneys' fees and reasonable expenses), except for losses arising from or out of Grantee's gross negligence or willful misconduct.

       10. Release. At such time as Grantor shall completely satisfy all of the obligations secured hereunder, Grantee shall execute and deliver to Grantor all instruments as may be necessary or proper to release Grantor's security interest granted hereunder, subject to any disposition thereof which may have been made by Grantee pursuant hereto.

       11. Course of Dealing. No course of dealing, nor any failure to exercise, nor any delay in exercising any right, power or privilege hereunder shall operate as a waiver thereof.

       12. Attorneys' Fees. If any action relating to this Security Agreement is brought by either party hereto against the other party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements.

        13. Amendments. This Security Agreement may be amended only by a written instrument signed by both parties hereto.

        14. Counterparts. This Security Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute the same instrument.

        15. California Law and Jurisdiction. This Security Agreement shall be governed by the laws of the State of California, without regard for choice of law provisions. Grantor and Grantee consent to the nonexclusive jurisdiction of any state or federal court located in Santa Clara County, California.

        16. Confidentiality. In handling any confidential information Bank shall exercise the same degree of care that it exercises with respect to its own proprietary information of the same types to maintain the confidentiality of any non-public information thereby received or received pursuant to this Agreement except that disclosure of such information may be made (i) to the subsidiaries or affiliates of Bank in connection with their present or prospective business relations with Borrower; (ii) to prospective transferees or purchasers of any interest in the Loans, provided that they have entered into a comparable confidentiality agreement in favor of Borrower and have delivered a copy to Borrower, (iii) as required by law, regulations, rule or order, subpoena, judicial order or similar order and (iv) as may be required in connection with the examination, audit or similar investigation of Bank. Notwithstanding any provision of this Agreement to the contrary, prior to the occurrence of an Event of Default neither Borrower nor any of its Subsidiaries will be required to disclose, permit the inspection, examination, copying or making extracts of, or discussions of, any document, information or other matter that (i) constitutes non-financial trade secrets or non-financial proprietary information, or (ii) in respect to which disclosure to Bank (or designated representative) is then prohibited by (a) law, or (b) an agreement binding upon Borrower or any Subsidiary that was not entered into by Borrower or such Subsidiary for the primary purpose of concealing information from Bank.

        IN WITNESS WHEREOF, the parties hereto have executed this Security Agreement on the day and year first above written.

Address of Grantor:                     GRANTOR:

1100 Larkspur Landing Circle            SYNON CORPORATION
Larkspur, CA 94939

Attn: Mr. Paul Wilde                    By: /s/  Paul Wilde
                                            ------------------------------

                                        Title: V.P. Finance & CEO
                                               ---------------------------


Address of Grantee:                     GRANTEE:

1731 Embarcadero Road, Suite 220        SILICON VALLEY BANK
Palo Alto, CA 94303

Attn: Mr. Greg Becker                   By: /s/  Greg Becker
                                            ------------------------------

                                        Title: A.V.P.
                                               ---------------------------

State of CA      )
        ---------)
                 )
County of Marin  )
        ---------)


        On March 17, 1994 before me, Linda M. Hurst, Notary Public, personally appeared [Paul K. Wilde], personally known to me (or proved to me on the basis of satisfactory evidence) to be the person[s] whose name[s] [is] [are] subscribed to the within instrument and acknowledged to me that [he] [she] [they] executed the same in [his] [her] [their] authorized capacity[ies], and that by [his] [her] [their] signature[s] on the instrument the person[s], or the entity upon behalf of which the person[s] acted, executed the instrument.

        Witness my hand and official seal.

--------------------------------                /s/ LINDA M. HURST
[SEAL]   LINDA M. HURST                         -------------------------
         Comm. #997451                               Notary Public
   NOTARY PUBLIC - CALIFORNIA
          Marin County
 My Comm. Expires June 16, 1997
--------------------------------


State of         )
        ---------)
                 )
County of        )
        ---------)


        On ______________ before me, ______________, Notary Public, personally appeared [_____________], personally known to me (or proved to me on the basis of satisfactory evidence) to be the person[s] whose name[s] [is] [are] subscribed to the within instrument and acknowledged to me that [he] [she] [they] executed the same in [his] [her] [their] authorized capacity[ies], and that by [his] [her] [their] signature[s] on the instrument the person[s], or the entity upon behalf of which the person[s] acted, executed the instrument.

        Witness my hand and official seal.


                                                -------------------------
                                                     Notary Public

                                   EXHIBIT A

                                   Copyrights


                Grantor owns copyrights in and to its existing software, user manuals and other written materials. Grantor shall only be required to register with the United States Copyright Office, the source code to the following existing software programs:

                Synon 2E
                Synon 2G
                Synon Client Server Generator
                Synon Client Server Driver

                                   EXHIBIT B

                                    Patents

                Grantor's intellectual property rights may include certain patent rights arising in connection with its software. Grantor has not filed patent applications with respect to any such potential patent rights and will do so only if it determines that patent protection offers significant advantages as compared to only registering the copyrights to such software or protecting the patent rights as trade secrets.

                                   EXHIBIT C

                                   Trademarks


                               See attached list.

                                                         Display          App.            App.            Reg.
Proprietors               Country       Trademarks        Class           date             no.            date
-----------               -------       ----------       -------      -----------        ------        -----------
Synon Corporation       Australia         SYNON          16                                            18 DEC 1986

Synon Corporation       Australia         SYNON           9                                            18 DEC 1986

Synon Corporation       Brazil            SYNON           9

Synon Corporation       Canada            SYNON           9                                            30 JUN 1989

Synon Corporation       Canada            SYNON           9                                            26 MAR 1982

Synon Corporation       Finland           SYNON           9,16,41,42                                   20 NOV 1989

Synon Limited           France            SYNON           9,16,42      13 JUL 1988        941022       18 DEC 1986



                           Reg.          Renewal         Status
Proprietors                no.             due            Goods
-----------               -------       ----------       -------
Synon Corporation         A457303       18 DEC 2007        REG          Printed matter; instructional and
                                                                        teaching materials (other than
                                                                        apparatus); computer printout
                                                                        paper; all other goods in this
                                                                        class.

Synon Corporation         A457384       18 DEC 2007        REG          Computers, computer programs;
                                                                        wires, tapes and discs, all being
                                                                        magnetic and for/or bearing date;
                                                                        electronic data input and output
                                                                        terminals; printers and floppy disc
                                                                        driving apparatus; all for use with
                                                                        computers; visual display units;
                                                                        parts and fittings included in
                                                                        Class 9 for all the aforesaid
                                                                        goods; all other goods in Class 9.

Synon Corporation                                          REG          Computer software, computers and
                                                                        data processing apparatus.

Synon Corporation         357988        30 JUN 2004         REG         Computer programs.

Synon Corporation         267638        26 MAR 1997         REG         All goods in Classes 9, 16 & 41.
                                                                        Class 42: Design of computer
                                                                        systems; computer and computer
                                                                        programming consultancy services;
                                                                        computer programming.

Synon Limited             1610947       13 JUL 1998        REG          Class 9; Computers; apparatus for
                                                                        the storage, transmission,
                                                                        processing retrieval and display of
                                                                        data; printers for use with the
                                                                        aforesaid goods; parts and fittings
                                                                        for the aforesaid goods; computer
                                                                        program; wires, tapes and disks
                                                                        all bearing data. Class 16; Printed
                                                                        matter, instructional and teaching
                                                                        materials (other than apparatus),
                                                                        paper, stationery and books. Class
                                                                        42; Design of computer systems;
                                                                        computer and computer programming
                                                                        consultancy services; computer

PAGE 2                                                    15:17:11   14 SEP 1993

                                                         Display          App.            App.            Reg.
Proprietors               Country       Trademarks        Class           date             no.            date
-----------               -------       ----------       -------      -----------        ------        -----------
Synon Corporation       France          SYNON ENTRY          9        16 AUG 1991        304028        16 AUG 1991

Synon Limited           Hong Kong       SYNON                9        27 JUL 1988        4600/88       27 JUL 1988

Synon Limited           Hong Kong       SYNON               16        27 JUL 1988        4601/88       27 JUL 1988

Synon Corporation       Indonesia       SYNON                9        28 AUG 1991        AM/3071

Synon Corporation       Indonesia       SYNON ENTRY          9        28 AUG 1991        AM/3072

Synon Limited           Israel          SYNON                9        15 JUL 1988        69847         15 JUL 1988



                           Reg.          Renewal         Status
Proprietors                no.             due            Goods
-----------               -------       ----------       -------
                                                                        programming.

Synon Corporation         1687277       16 AUG 2001        REG          Computers; data storage,
                                                                        transmission, processing, retrieval
                                                                        and display apparatus and
                                                                        instruments; computer printers;
                                                                        parts and fittings for all the
                                                                        aforesaid goods; computer programs;
                                                                        tapes and disks.

Synon Limited             3194/1989     27 JUL 1995        REG          Computers; apparatus for the
                                                                        storage, transmission, processing,
                                                                        retrieval and display of data;
                                                                        printers for use with the aforesaid
                                                                        goods, parts and fittings for the
                                                                        aforesaid goods; computer programs;
                                                                        wires, tapes and disks all bearing
                                                                        data.

Synon Limited             2945/89       27 JUL 1995        REG          Printed matter, instructional and
                                                                        teaching materials (other than
                                                                        apparatus), paper, stationery, and
                                                                        books.

Synon Corporation                                          PEN          Computers; data storage,
                                                                        transmission, processing, retrieval
                                                                        and display apparatus and
                                                                        instruments; computer printers;
                                                                        parts and fittings for all the
                                                                        aforesaid goods; computer programs;
                                                                        tapes and disks.

Synon Corporation                                          PEN          Computers; data storage,
                                                                        transmission, processing, retrieval
                                                                        and display apparatus and
                                                                        instruments; computer printers
                                                                        parts and fittings for all the
                                                                        aforesaid goods; computer programs;
                                                                        tapes and disks.

Synon Limited             69847         15 JUL 1995        REG          Computers apparatus for the
                                                                        storage, transmission, processing,
                                                                        retrieval and display of data;
                                                                        printers for use with the aforesaid
                                                                        goods, parts and fittings included.

                                                         Display          App.            App.            Reg.
Proprietors               Country       Trademarks        Class           date             no.            date
-----------               -------       ----------       -------      -----------        ------        -----------
Synon Limited           Israel            SYNON            16         31 JUL 1988         70007        31 JUL 1988
Synon limited           Italy             SYNON          9,16,42      21 JUL 1988       35714C/88      04 JUN 1991
Synon Corporation       Norway            SYNON         9,16,41,42                                     22 SEP 1987



                           Reg.          Renewal         Status
Proprietors                no.             due            Goods
-----------               -------       ----------       -------
Synon Limited              70007        31 JUL 1995        REG          In Class 9 for the aforesaid goods;
                                                                        computer programs; wires, tapes and
                                                                        disks, all bearing data.

Synon Limited             546526        21 JUL 1998        REG          Printed matter, instructional and
                                                                        teaching materials (other than
                                                                        apparatus), paper stationery, and
                                                                        books.
                                                                        Computers; apparatus for the
                                                                        storage, transmission, processing,
                                                                        retrieval and display of data;
                                                                        printers for use with the aforesaid
                                                                        goods, parts and fittings for the
                                                                        aforesaid goods; computer programs;
                                                                        wires, tapes and disks all bearing
                                                                        data (Class 9). Printed matter,
                                                                        Instructional and teaching
                                                                        materials (other than apparatus),
                                                                        paper, stationery and books (Class
                                                                        16). Design of computer systems;
                                                                        computer and computer programming
                                                                        constancy services; computer
                                                                        programming.

Synon Corporation         141091        26 APR 2000        REG          Class 9: Scientific, nautical,
                                                                        geodetic, electrical (not included
                                                                        in other classes), photographic,
                                                                        cinematographic and optical
                                                                        apparatus and instruments for
                                                                        weighing, measuring, signalling,
                                                                        control, life-saving and
                                                                        instruction; apparatus for
                                                                        recording, transmission and
                                                                        reproduction of sound and images;
                                                                        magnetic data carriers, gramophone
                                                                        records; automatic vending machines
                                                                        and mechanisms for coin-operated
                                                                        apparatus; cash registers,
                                                                        calculating machines, data
                                                                        processing equipment and data
                                                                        machines; fire extinguishers, Class

                                                         Display          App.            App.            Reg.
Proprietors               Country       Trademarks        Class           date             no.            date
-----------               -------       ----------       -------      -----------        ------        -----------






Synon Limited           Singapore         SYNON          16            20 SEP 1988       5132/88        20 SEP 1988

Synon Limited           Singapore         SYNON           9            20 SEP 1988                      20 SEP 1988



Synon Corporation       Singapore         SYNON           9            13 MAY 1991        4811/91


                           Reg.          Renewal         Status
Proprietors                no.             due            Goods
-----------               -------       ----------       -------
                                                                        16: Paper, cardboard and goods made
                                                                        of those materials, not included in
                                                                        other classes; printed matter;
                                                                        bookbinding materials; photographs;
                                                                        stationery (not included in other
                                                                        classes); adhesives for stationery
                                                                        and household use; artist's
                                                                        requisites i.e. modelling
                                                                        materials, chambers for marbling,
                                                                        paintbrushes, canvas, rollers,
                                                                        paint boxes, armrests for painters,
                                                                        easels with palettes; brushes;
                                                                        training and instruction material
                                                                        (not apparatus); plastic packing
                                                                        (not included in other classes);
                                                                        playing cards; printing type,
                                                                        printing blocks, Class 41; the
                                                                        entire service class. Class 42; The
                                                                        entire service class.

Synon Limited             5132/88       20 SEP 1995        REG          Printed matter; instructional and
                                                                        teaching materials (other than
                                                                        apparatus); paper, stationery and
                                                                        books.


Synon Limited             5133/88       20 SEP 1995        REG          Computers: apparatus for the
                                                                        storage, transmission, processing,
                                                                        retrieval and display of data;
                                                                        printers for use with the aforesaid
                                                                        goods; parts and fittings for the
                                                                        aforesaid goods; computer programs;
                                                                        wires, tapes and disks all bearing
                                                                        data.

Synon Corporation                                           PEN         Computers: data storage,
                                                                        transmission, processing, retrieval
                                                                        and display apparatus and
                                                                        instruments; computer printers;
                                                                        parts and fittings for all the
                                                                        aforesaid goods; computer programs;
                                                                        tapes and disks; all included in
                                                                        class 9.


PAGE 5                                                15:17:16   14 SEP 1993


Proprietor:        Country           Trademark      Display Clas  App. date       App. no.      Reg. date


Synon Limited      South Africa       SYNON         9             09 JUN 1987     87/4047       09 JUN 1987

















Synon Limited      Spain              SYNON         16            25 AUG 1988     1270916       20 NOV 1990




Synon Limited      Spain              SYNON         9             25 AUG 1988     1270915       13 JUL 1992






Synon Limited      Sweden             SYNON         9,16,41,42    25 SEP 1987     87-7309       04 OCT 1991










Synon Limited      Switzerland        SYNON         9,16          15 MAR 1989     2085          15 MAR 1989




Reg. no.        Renewal due             Status      Goods:


87/4047         09 JUN 1997             REG         Electrical, electronic and
                                                    electro-mechanical apparatus,
                                                    instruments and devices; apparatus
                                                    for recording, transmission or
                                                    reproduction of sound or images;
                                                    computers, computer programmes,
                                                    wires, tapes and discs, all being
                                                    magnetic and for/or bearing data,
                                                    electronic data input and output
                                                    apparatus for use with computers,
                                                    computer terminals, printers and
                                                    floppy disc driving apparatus all
                                                    for use with computers, visual
                                                    display units; data processing
                                                    equipment; parts, components,
                                                    accessories and fittings for all
                                                    the aforesaid goods.

1270916         20 NOV 2010             REG         Printed matter, instructional and
                                                    teaching materials (other than
                                                    apparatus), paper, stationery and
                                                    books.

1270915         13 JUL 2012             REG         Computers; apparatus for the
                                                    storage, transmission, processing,
                                                    retrieval and display of data;
                                                    printers for use with the aforesaid
                                                    goods; computer programs; wires,
                                                    tapes and disks all bearing data.

226849          04 OCT 2001             REG         Class 9: Registered computer
                                                    programs; magnetic data carriers,
                                                    tapes, discs and records. Class 16:
                                                    All goods. Class 41: All services.
                                                    Class 42: Data processing services,
                                                    namely programming, system
                                                    analysis, preparation of software
                                                    and consulting services relating to
                                                    data processing; lease of
                                                    computers.

378132          15 MAR 2009             REG         Class 9 - Computers, apparatus for
                                                    storage, transmission, processing,

PAGE 6                                                   15:17:17   14 SEP 1993

Proprietor:     Country:        Trademark:      Display Clas    App. date       App. no.








Synon Limited   Taiwan          SYNON           9               30 SEP 1988     439331





Synon Limited   United Kingdom  SYNON           42              12 JUN 1987     1312856




Synon Limited   United Kingdom  SYNON           41              12 JUN 1987     1312855


Synon Limited   United Kingdom  SYNON           9               08 DEC 1986     1295062










Synon Limited   United Kingdom  SYNON           16              08 DEC 1986     1295063





Reg. date       Reg. no.        Renewal due     Status          Goods:
                                                                retrieval and display of data,
                                                                printers for use with the aforesaid
                                                                goods, computer programs, wires,
                                                                tapes and disks all bearing data.
                                                                Class 16 - Printed matter,
                                                                instructional and teaching
                                                                materials (other than apparatus),
                                                                paper, stationery and books.
16 APR 1989     439331          15 APR 1999     REG             Computers, information storage
                                                                device, keyboard, data processors,
                                                                word processors, printers, disk
                                                                drives, tapes, cards, disks and
                                                                drums recorded with computer
                                                                program.
12 JUN 1987     1312856         12 JUN 1994     REG             Design of computer systems;
                                                                consultancy services relating to
                                                                computers and to computer programs;
                                                                computer programming services; all
                                                                included in Class 42.
12 JUN 1987     1312855         12 JUN 1987     REG             Education services included in
                                                                Class 41; all relating to computers
                                                                and to computer programming.
08 DEC 1986     1295062         08 DEC 1993     REG             Computers; computer programmers;
                                                                wires, tapes and discs, all being
                                                                magnetic and for bearing data;
                                                                electronic data input and output
                                                                apparatus for use with computers;
                                                                computer terminals; printers and
                                                                floppy disc drives, all for use
                                                                with computers; visual display
                                                                units; parts and fittings for all
                                                                the aforesaid goods; all included
                                                                in Class 9.
08 DEC 1986     1295063         08 DEC 1993     REG             Printed matter, instructional and
                                                                teaching materials, computer
                                                                print-out paper; computer
                                                                programmes, data bases, all being
                                                                printed matter; books; all included
                                                                in Class 16.

                                                       Display
Proprietor:          Country:           Trademark:      Clas.    App. Date      App. No.    Reg. Date       Reg. No.
Synon Limited        United Kingdom     SYNON MODEL        9    30 OCT 1989     1401991     30 OCT 1989     1401991
                                        APPLICATIONS

Synon Limited        United States      SYNON              9                                22 MAR 1983     1231692

Synon Limited        United States      SYNON              9    15 DEC 1987                 20 SEP 1988     1504680

Synon Corporation    United States      SYNON/ENTRY        9    11 SEP 1991     74/202509


Renewal Due          Status             Goods:
30 OCT 1996          REG                Computers; data storage, transmission,
                                        processing, retrieval and display
                                        apparatus and instruments; computer
                                        printers; parts and fittings for all
                                        the aforesaid goods; computer
                                        programs; tapes and discs; all
                                        included in Class 9.

22 MAR 2003          REG                Electronic data processing equipment,
                                        namely, microcomputers, in Class 9.


20 SEP 2008          REG                Computer programs. Computer programs
                                        for computer-aided software
                                        engineering, in Class 9.

                     PEN                Computer software for computer-aided
                                        software engineering.

13 Records Processed